SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 10, 2004

YELLOW ROADWAY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-12255	48-0948788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Roe Avenue, Overland Park, Kansas 66211

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (913) 696-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

A.	The Yellow Roadway Corporation (“the Company”) wholly owned receivables financing subsidiary, Yellow Roadway Receivables Funding Corporation, entered into an Amended and Restated Receivables Purchase Agreement, dated as of September 10, 2004, among Yellow Roadway Receivables Funding Corporation, as Seller; Falcon Asset Securitization Corporation, Blue Ridge Asset Funding Corporation, and Three Pillars Funding LLC, as Conduits; various financial institutions party to the Agreement, as Committed Purchasers; Wachovia Bank, National Association, as Blue Ridge Agent, SunTrust Capital Markets, Inc. as Three Pillars Agent; and Bank One, NA (Main Office Chicago), as Falcon Agent and Administrative Agent. A copy of the Amended and Restated Receivables Purchase Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1. Certain schedules and exhibits to the Amended and Restated Receivables Purchase Agreement have not been filed with the exhibit. The schedules and exhibits contain various items related to the representations and warranties made by the parties to the Amended and Restated Receivables Purchase Agreement and forms of documents executed or to be executed in connection with the operation of the Amended and Restated Credit Agreement. The Company agrees to furnish supplementally any omitted schedules or exhibits to the SEC upon request.

B.	The Company entered into a Credit Agreement, dated as of September 10, 2004, among the Company; various lenders party to the Credit Agreement; Bank of America, N.A. and SunTrust Bank, as Syndication Agents; U.S. Bank National Association and Wachovia Bank, National Association, as Documentation Agents; JPMorgan Chase Bank, Toronto Branch, as Canadian Agent; J.P. Morgan Europe Limited, as UK Agent; and JPMorgan Chase Bank, as Administrative Agent. A copy of the Credit Agreement is filed with this Current Report on Form 8-K as Exhibit 10.2. Certain schedules and exhibits to the Credit Agreement have not been filed with the exhibit. The schedules and exhibits contain various items related to the representations and warranties made by the parties to the Credit Agreement and forms of documents executed or to be executed in connection with the operation of the Credit Agreement. The Company agrees to furnish supplementally any omitted schedules or exhibits to the SEC upon request.

Item 1.02 Termination of a Material Definitive Agreement

Effective with the Company’s entry into the Credit Agreement, dated as of September 10, 2004 (described above in 1.01 B), the Credit Agreement, dated as of December 11, 2003, among Yellow Roadway Corporation, certain of its subsidiaries, various lenders, Bank One, NA, and SunTrust Bank as Co-Syndication Agents; Fleet National Bank and Wachovia Bank, National Association as Co-Documentation Agents; Deutsche Bank AG, New York Branch as Administrative Agent; and Deutsche Bank Securities, Inc. as Sole Lead Arranger and Sole Book Running Manager was terminated. The terminated Credit Agreement had been filed as Exhibit 4.1 to Current Report on Form 8-K, filed on December 11, 2003.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Exhibits.

10.1	Amended and Restated Receivables Purchase Agreement dated September 10, 2004

10.2	Credit Agreement dated September 10, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YELLOW ROADWAY CORPORATION
(Registrant)

Date: September 16, 2004	By:	/s/ Daniel J. Churay
Daniel J. Churay
Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amended and Restated Receivables Purchase Agreement dated September 10, 2004

10.2	Credit Agreement dated September 10, 2004